Exhibit 99.2

Investor Contact:	Media Contact:

Kenneth Levy	Jordan Hassin
Iridium Communications Inc.	Iridium Communications Inc.
+1 (703) 287-7570	+1 (703) 287-7421
ken.levy@iridium.com	jordan.hassin@iridium.com

IRIDIUM BOARD OF DIRECTORS APPROVES $300 MILLION SHARE REPURCHASE PROGRAM

Strengthening Capital Position and Continued Opportunities for Growth Underscore Iridium’s Financial Transformation

MCLEAN, Va. – February 10, 2021 – Iridium Communications Inc. (Nasdaq: IRDM) (“Iridium”) today announced that its Board of Directors has authorized the repurchase of up to $300 million of Iridium common stock through December 31, 2022. This time frame can also be extended or shortened by the Board of Directors. Share purchases will be executed opportunistically, with the aim of maximizing return on investment, while maintaining the company’s forecasted deleveraging targets. Repurchases, if any, will be made from time-to-time on the open market at prevailing prices or in negotiated transactions off the market.

Commenting on the new share repurchase program, Iridium CEO Matt Desch said, “Iridium has completed a striking financial transformation over the past few years. The company’s financial focus has evolved from a capital-intensive network replenishment program to rapid deleveraging as a result of growing free-cash-flow generation and ongoing business momentum. It is incredibly gratifying to now begin the process of rewarding our shareholders with this program.”

The share repurchase program has been accounted for in the Company’s long-term net leverage target and will be discussed further on its fourth quarter 2020 earnings conference call.

Conference Call Information

As previously announced, the Company will host a conference call to discuss its results at 8:30 a.m. Eastern Time on Thursday, February 11, 2021. Callers should dial 1-412-902-6740 to access the call. The conference call will also be simultaneously webcast on Iridium’s Investor Relations webpage at www.iridium.com. An archive of the webcast will be available following the live conference call.

About Iridium Communications Inc.

Iridium® is the only mobile voice and data satellite communications network that spans the entire globe. Iridium enables connections between people, organizations and assets to and from anywhere, in real time. Together with its ecosystem of partner companies, Iridium delivers an innovative and rich portfolio of reliable solutions for markets that require truly global communications. In 2019, the company completed a generational upgrade of its satellite network and launched its new specialty broadband service, Iridium Certus. Iridium Communications Inc. is headquartered in McLean, Va., U.S.A., and its common stock trades on the Nasdaq Global Select Market under the ticker symbol IRDM. For more information about Iridium products, services and partner solutions, visit www.iridium.com.

Forward-Looking Statements

Statements in this press release that are not purely historical facts may constitute forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding Iridium’s plans to repurchase outstanding shares of its common stock. Forward-looking statements can be identified by the words “anticipates,” “may,” “can,” “believes,” “expects,” “projects,” “intends,” “likely,” “will,” “to be” and other expressions that are predictions or indicate future events, trends or prospects. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Iridium to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties regarding the company’s ability to generate free cash flow and the market price of the company’s common stock, as well as general industry and economic conditions, and competitive, legal, governmental and technological factors. Other factors that could cause actual results to differ materially from those indicated by the forward-looking statements include those factors listed under the caption “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (“SEC”) on February 25, 2020, and the Company’s Form 10-Q for the quarter ended September 30, 2020, as filed with the SEC on October 20, 2020, as well as other filings Iridium makes with the SEC from time to time. There is no assurance that Iridium’s expectations will be realized. If one or more of these risks or uncertainties materialize, or if Iridium’s underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. Iridium’s forward-looking statements are based on information available to it as of the date of this press release and speak only as of the date of this press release, and Iridium undertakes no obligation to update forward-looking statements.